UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):          October 28, 2004

AXS-ONE INC.

(Exact name of registrant as specified in its charter)

Delaware	1-13591	13-2966911
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

301 Route 17 North
Rutherford, New Jersey		07070
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code      (201) 935-3400

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.

On October 28, 2004, the Registrant issued a press release (attached as an exhibit to this report), and the Registrant’s CEO and CFO conducted a conference call (the transcript of which is attached as an exhibit to this report), disclosing material non-public information regarding the Registrant’s results of operations for, and financial condition as of, the quarter ended September 30, 2004.

Section 9.  Financial Statements and Exhibits.

Item 9.01 Financial Statements and Exhibits.

 (c)                               Exhibits

99.1                           Press Release by Registrant, dated October 28, 2004

99.2                           Transcript of Conference Call by Registrant’s CEO and CFO on October 28, 2004

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AXS-ONE INC.

Date: February 10, 2005	By:	/s/	JOSEPH P. DWYER
Joseph P. Dwyer
Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

99.1                           Press Release by Registrant, dated October 28, 2004

99.2                           Transcript of Conference Call by Registrant’s CEO and CFO on October 28, 2004